Exhibit 99.1


                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                               Kenneth H. Shubin Stein, MD, CFA
                                                1995 Broadway, Suite 1801
                                                New York, NY 10023


Date(s) of Event Requiring Statement:           04/02/08
                                                04/03/08
Issuer and Ticker Symbol:                       Resource America, Inc. (REXI)
Relationship to Issuer:                         10% Owner
Designated Filer:                               Spencer Capital Management, LLC


Title of Security:                           Common Stock

Transaction Date                             04/02/08
Transaction Code                             S
Amount of Securities and Price               900 at $9.83 per share
                                             900 at $9.84 per share
                                             900 at $9.87 per share
                                             900 at $9.90 per share
                                             8,136 at $9.94 per share
                                             500 at $9.97 per share
                                             3,554 at $9.99 per share
                                             2,500 at $10.05 per share
                                             1,855 at $10.08 per share


Transaction Date                             04/03/08
Transaction Code                             S
Amount of Securities and Price               125 at $9.93 per share
                                             1,034 at $9.94 per share
                                             500 at $9.95 per share
                                             100 at $9.98 per share
                                             700 at $9.99 per share
                                             200 at $10.00 per share
                                             739 at $10.01 per share
                                             847 at $10.03 per share
                                             200 at $10.04 per share
                                             469 at $10.05 per share
                                             31 at $10.07 per share
                                             348 at $10.08 per share


Securities Acquired (A) or Disposed of (D)   D
Amount of Securities Beneficially Owned
Following Reported Transactions              2,252,653
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)